Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data
Quarterly Financial Data (Unaudited)

Note 22 – Quarterly Financial Data (Unaudited)

(Dollars in thousands)				Earnings Per Share
	Interest Income	Net Interest Income	Net Income	Basic	Fully Diluted
2012
First Quarter	$5,175	$4,419	$1,015	$0.31	$0.31
Second Quarter	5,004	4,290	1,021	0.31	0.31
Third Quarter	5,103	4,512	1,122	0.34	0.34
Fourth Quarter	4,937	4,454	1,104	0.33	0.33

2011
First Quarter	$5,282	$4,345	$704	$0.21	$0.21
Second Quarter	5,386	4,472	904	0.28	0.28
Third Quarter	5,399	4,523	886	0.27	0.27
Fourth Quarter	5,408	4,582	1,019	0.31	0.31

There were no significant fluctuations in the quarterly financial data in 2011 or 2012. The growth in net income that occurred in 2012 was due to reduced provision for loan losses and increased noninterest income, which was partially offset by a decline in net interest income and growth in noninterest expenses.